Hawaiian Tax-Free Trust

The Cascades Trust
Aquila Tax-Free Trust of Oregon

Supplement dated October 23, 2018
to the Prospectus and Statement of Additional Information
dated July 25, 2018

The following disclosure replaces and supersedes the section in the Prospectus titled "Same Fund Exchange Privilege – Class A, C and Y Shares" and the section in the Statement of Additional Information titled "Same Fund Exchange Privilege."

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Please retain this supplement for future reference.

AQLHIORPS-1018